Earnings Per Share (''EPS'') (Tables)	12 Months Ended
Jun. 30, 2013
Reconciliation of the Components of the Basic and Diluted Per Share

A reconciliation of the components of the basic and diluted per share computations follows (in thousands, except per share amounts):

	2013	2012		2011
Net Income Attributable to STRATTEC	$9,375	$8,793	$	5,418
Less: Income Attributable to Participating Securities	171	—		—
Net Income Attributable to Common Shareholders	$9,204	$8,793	$	5,418

Weighted Average Shares of Common Stock Outstanding	3,327	3,300		3,285
Incremental Shares – Stock based Compensation	52	30		38
Diluted Weighted Average Shares of Common Stock Outstanding	3,379	3,330		3,323

Basic Earnings Per Share	$2.77	$2.66	$	1.65
Diluted Earnings Per Share	$2.72	$2.64	$	1.63